                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  June 20, 2005
                Date of Report (Date of Earliest Event Reported)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
                         SEQUOIA MORTGAGE TRUST 2004-12
  (as Depositor of Sequoia Mortgage Trust 2004-12, the Issuer of Mortgage Pass-
          Through Certificates under a Pooling and Servicing Agreement dated as of December 1, 2004)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware               333-118832-05             35-2170972
            --------               -------------             ----------
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
       of Incorporation)                                  Identification No.)

              One Belvedere Place, Suite 330, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                    (415) 381-1765
                            -------------------------------
                            (Registrant's Telephone Number,
                                 Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.      OTHER EVENTS

                Sequoia Residential Funding, Inc. has previously registered the offer and sale of Mortgage Pass-Through Certificates issued by Sequoia Mortgage Trust 2004-12 (the "Certificates").

                The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 9.01.      Exhibits

                10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, June 20, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 7, 2005

                                        SEQUOIA RESIDENTIAL FUNDING, INC.

                                        By:  /s/ Harold F. Zagunis
                                           -------------------------------------
                                           Harold F. Zagunis
                                           Chief Financial Officer and Secretary

                                  EXHIBIT INDEX

Exhibit Number                                                                    Page Number
--------------                                                                    -----------
10.1            Monthly Payment Date Statement relating to the distribution to
                Certificateholders, June 20, 2005...............................       5